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                                                                    Exhibit 10.5

                       TERMINATION OF INVESTMENT AGREEMENT

         This Termination of Investment Agreement (this "Agreement") is given in respect of that certain Investment Agreement dated as of April 14, 1999 and made by and among Danielson Holding Corporation, a Delaware corporation, SZ Investments, L.L.C., a Delaware limited liability company, and Martin J. Whitman, an individual (the "Investment Agreement").

         Each of the undersigned hereby agrees that, effective from and after the date hereof, the Investment Agreement is terminated and shall be void and of no further force and effect.

         This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, and all such counterparts shall constitute one instrument. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

         IN WITNESS WHEREOF, the undersigned have executed this Termination of Investment Agreement as of the 8th day of November, 2002.

SZ INVESTMENTS, L.L.C.                           DANIELSON HOLDING CORPORATION

By:    /s/ Donald J. Liebentritt                 By:     /s/ Paul F. Solomon
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Name:  Donald J. Liebentritt                     Name:   Paul F. Solomon
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Title: Vice President                            Title:  General Counsel
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/s/ Martin J. Whitman
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MARTIN J. WHITMAN